UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2013

PetroLogistics LP
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35529 (Commission File Number)	45-2532754 (IRS Employer Identification No.)

600 Travis Street, Suite 3250
Houston, TX 77002
 (Address of principal executive office) (Zip Code)

(713) 255-5990
 (Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 11, 2013, PL Propylene LLC (“PL Propylene”), the operating subsidiary of PetroLogistics LP (the “Partnership”), entered into a Third Amendment to Propylene Supply Contract (the “Third Amendment”) with INEOS Olefins & Polymers USA (“INEOS”), a division of INEOS USA LLC, a Delaware limited liability company, which effective as of November 1, 2013, amends the Existing Contract (as defined below) with INEOS to, among other things, extend the term of the Existing Contract.  PL Propylene and INEOS are parties to the Propylene Supply Contract dated effective as of September 29, 2009, as amended (the “Existing Contract”).

The Third Amendment extends the term of the Existing Contract to December 31, 2016, and makes no other material changes to the Existing Contract.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROLOGISTICS LP

By: PetroLogistics GP LLC, Its General Partner

Dated: November 11, 2013	By:	/s/ Richard Rice
	Name:	Richard Rice
	Title:	Senior Vice President, General Counsel and Corporate Secretary